SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

                 Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

    [X] Preliminary Proxy Statement
    [_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
         (AS PERMITTED BY RULE 14A-6(E)(2))
    [_] Definitive Proxy Statement
    [_] Definitive Additional Materials
    [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           TRI-CONTINENTAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  [INSERT NAME]
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                      [LOGO] Tri-Continental Corporation

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Annual Meeting of Stockholders
                           to be held on May 4, 2006

To the Stockholders:

   The 76th Annual Meeting of Stockholders (the "Meeting") of Tri-Continental Corporation, a Maryland corporation (the "Corporation"), will be held at the offices of Venable LLP, 2 Hopkins Plaza, 18/th/ Floor, Baltimore, Maryland 21201, on May 4, 2006 at 9:30 A.M., for the following purposes:

   (1) To elect three Directors each for a term of three years and until their successors are elected and qualify;

   (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2006;

   (3) If properly presented at the Meeting, to act upon a Stockholder proposal presented under the heading "Stockholder Proposal" in the Proxy Statement accompanying this Notice; and

   (4) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;

all as set forth in the Proxy Statement accompanying this Notice. You will need proof of ownership of the Corporation's stock to enter the meeting or if your shares are held in street name, a proxy from the street name holder.

   The close of business on February 9, 2006 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

   This Meeting is extremely important in light of the announcement by a group of dissident Stockholders of their intention to solicit proxies against the nominees of your Board of Directors (the "Board"). Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote for your Board's nominees by promptly signing, dating and returning the enclosed White Proxy Card, or by submitting your proxy by telephone or the Internet as described in the enclosed White Proxy Card. We strongly urge you not to sign any proxy card that may be sent to you by dissident Stockholders. If you have previously returned any proxy card sent to you by a dissident Stockholder or any person other than Tri-Continental, or if you previously gave your proxy to a dissident Stockholder by Internet or telephone, you may change any vote you may have indicated by signing, dating and returning the enclosed White Proxy Card in the accompanying envelope, or by submitting your proxy by telephone or the Internet as described in the enclosed White Proxy Card. [In addition, you may be able to submit your proxy by telephone through the Corporation's proxy solicitor.] If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank cannot vote your shares this year for Proposals 1 and 3 (as it has in past routine annual meetings) unless you complete, sign and return promptly the voting instructions form it will send you. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or Internet.

   If you have any questions or need additional information, please contact Georgeson Shareholder Communications Inc., the Corporation's proxy solicitors, at 17 State Street, New York, New York 10004, or by telephone at [.].

                                             By order of the Board of Directors,

                                                     /s/ Frank J. Nasta

                                                         Secretary

Dated: New York, New York, February 13, 2006

                               -----------------

                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

You may submit your proxy by telephone, the Internet, or by dating and signing the enclosed White Proxy Card, and returning in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in submitting your proxy promptly by telephone, the Internet, or by mailing the enclosed White Proxy Card promptly.

                                                            February [10], 2006

                      [LOGO] Tri-Continental Corporation

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

           Annual Meeting of Stockholders to be held on May 4, 2006

   This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Tri-Continental Corporation, a Maryland corporation ("Tri-Continental" or the "Corporation") to be used at the 76th Annual Meeting of Stockholders (the "Meeting") to be held in Baltimore, Maryland on May 4, 2006. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about February 13, 2006.

   THIS IS A VERY IMPORTANT ANNUAL MEETING OF STOCKHOLDERS OF THE CORPORATION. A group of dissident Stockholders has announced its intention to solicit proxies against the nominees of your Board of Directors and in favor of its nominees. Your Board strongly believes that the Board's nominees for re-election as Directors are far better qualified than those proposed by the dissident group. In addition, the Board believes that the Board nominees will better serve the interests of all Stockholders.

   If you properly give your proxy by the Internet or telephonically or by executing and returning the enclosed White Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed White Proxy Card without instructions, your votes will be cast (i) FOR the election of the three Directors named in Proposal 1, (ii) FOR the ratification of the selection of auditors, and (iii) AGAINST the Stockholder proposal requesting adoption of cumulative voting for directors. Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly have come before the Meeting or any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the meeting with respect to one or more proposals, in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card, you may revoke your proxy or change it by written notice to the Corporation (Attention: Secretary), by submitting a subsequently executed and dated proxy or by attending the Meeting and casting your vote in person. If you submit your proxy by telephone or through the Internet, you may revoke it by submitting a subsequent proxy by telephone or Internet, or by signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy submission or by attending the Meeting and casting your votes in person. Attending the Meeting will not automatically revoke your prior proxy.

   The close of business on February 9, 2006 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. On that date, the Corporation had outstanding [.] shares of $2.50 cumulative preferred stock (the "Preferred Stock"), each share being entitled to two votes, and [.] shares of common stock, par value $0.50 (the "Common Stock"), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director, abstentions and broker non-votes, if any, with respect to a Director will have the effect as a vote against that director. For purposes of the vote on Proposal 2 and Proposal 3, abstentions and broker non-votes, if any, will have no effect on the result of the vote.

   The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board's nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the persons named as Proxies may propose and vote for one or more adjournments or postponements of the Meeting, with no notice other than an announcement at the Meeting, if a quorum is not present or, if a quorum is so present, only with respect to such Board proposal, and further solicitation may be made. The votes of Stockholders indicating a vote against a Board proposal in their Proxies will be cast against adjournment in respect of that proposal.

   The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp. ("SDC"). The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request to SDC at 1-800-221-2450.

   If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.

                           A. Election of Directors
                                 (Proposal 1)

   The Board of Directors is presently comprised of nine Directors. The Board is divided into three classes, each of which consists of three Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires in each year.

   At the Meeting this year, three Directors are to be elected. General John R. Galvin, Mr. William C. Morris, and Mr. Robert L. Shafer, whose terms will expire at the 2006 Annual Meeting and when their successors are elected and qualify, have been unanimously recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2009 and when their successors are elected and qualify. Although General Galvin has reached the retirement age set by Board policy, the Board has waived this policy in his case at the unanimous recommendation of the Director Nominating Committee.

   It is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of General Galvin and Messrs. Morris and Shafer. General Galvin has been Director of the Corporation since 1995, Mr. Morris has been Director and Chairman of the Corporation since 1988, and Mr. Shafer has been Director of the Corporation since 1991. All were last elected by Stockholders at the 2003 Annual Meeting.

   Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, votes will be cast for the persons the Director Nominating Committee and the Board of Directors recommend.

   Background information regarding General Galvin and Messrs. Morris and Shafer, as well as the other Directors of the Corporation, follows.

                                                                                       Number of
                                                                                     Portfolios in
                                                                                         Fund
                                  Term of          Principal Occupation(s) During    Complex to be
      Name (Age) and       Office if Elected and           Past 5 Years,              Overseen by
Position With Corporation* Length of Time Served Directorships and Other Information    Nominee
-------------------------- --------------------- ----------------------------------- -------------

Independent Director Nominees

   John R. Galvin (.)           2006-2009;       Dean Emeritus, Fletcher School of        58
        Director               1995 to Date      Law and Diplomacy at Tufts
         [PHOTO]                                 University; Director or Trustee of
                                                 each of the investment companies
                                                 of the Seligman Group of Funds+;
                                                 and Chairman Emeritus, American
                                                 Council on Germany. Formerly,
                                                 Director, Raytheon Co. (defense
                                                 and commercial electronics), and
                                                 Governor of the Center for
                                                 Creative Leadership. From February
                                                 1995 until June 1997, he was a
                                                 Director of USLIFE Corporation
                                                 (life insurance). From June 1987
                                                 to June 1992, he was the Supreme
                                                 Allied Commander, NATO and the
                                                 Commander-in-Chief, United States
                                                 European Command.

  Robert L. Shafer (.)          2006-2009;       Ambassador and Permanent Observer        58
        Director               1991 to Date      of the Sovereign Military Order of
         [PHOTO]                                 Malta to the United Nations; and
                                                 Director or Trustee of each of the
                                                 investment companies of the
                                                 Seligman Group of Funds+. From May
                                                 1987 until June 1997, Director,
                                                 USLIFE Corporation (life
                                                 insurance) and from December 1973
                                                 until January 1996, Vice
                                                 President, Pfizer Inc.
                                                 (pharmaceuticals).

Interested Director Nominee

 William C. Morris** (.)        2006-2009;       Chairman, J. & W. Seligman & Co.         58
  Director and Chairman        1988 to Date      Incorporated; Chairman of the
         [PHOTO]                                 Board and Director or Trustee of
                                                 each of the investment companies
                                                 of the Seligman Group of Funds+;
                                                 Chairman, Seligman Advisors, Inc.,
                                                 Seligman Services, Inc. and Carbo
                                                 Ceramics Inc. (manufacturer of
                                                 ceramic proppants for oil and gas
                                                 industry); Director, Seligman Data
                                                 Corp.; and President and Chief
                                                 Executive Officer of The
                                                 Metropolitan Opera Association.
                                                 Formerly, Director, Kerr-McGee
                                                 Corporation (diversified energy
                                                 and chemical company) and Chief
                                                 Executive Officer of each of the
                                                 investment companies of the
                                                 Seligman Group of Funds.

Other Directors

The other Directors of the Corporation who are not standing for election in 2006 are:

                                                                                      Number of
                                                                                    Portfolios in
                                                                                        Fund
                                 Term of             Principal Occupation(s)        Complex to be
      Name (Age) and       Office and Length of        During Past 5 Years,          Overseen by
Position With Corporation*     Time Served      Directorships and Other Information   Director
-------------------------- -------------------- ----------------------------------- -------------
Independent Directors

   Alice S. Ilchman (.)         2004-2007;      President Emerita, Sarah Lawrence        58
         Director              1990 to Date     College; Director or Trustee of
                                                each of the investment companies
                                                of the Seligman Group of Funds+;
                                                Director, Jeannette K. Watson
                                                Fellowship (internships for
                                                college students); Trustee,
                                                Committee for Economic
                                                Development; Governor, Court of
                                                Governors, London School of
                                                Economics; and Director, Public
                                                Broadcasting Service (PBS).
                                                Formerly, Chairman, The
                                                Rockefeller Foundation (charitable
                                                foundation) and Trustee, Save the
                                                Children (non-profit child
                                                assistance organization). From
                                                September 1987 until September
                                                1997, Director, New York Telephone
                                                Company.

  Frank A. McPherson (.)        2004-2007;      Retired Chairman of the Board and        58
         Director              1995 to Date     Chief Executive Officer of
                                                Kerr-McGee Corporation
                                                (diversified energy and chemical
                                                company); Director or Trustee of
                                                each of the investment companies
                                                of the Seligman Group of Funds**;
                                                and Director, ConocoPhillips
                                                (integrated international oil
                                                corporation), Integris Health
                                                (owner of various hospitals),
                                                Oklahoma Chapter of the Nature
                                                Conservancy, Oklahoma Medical
                                                Research Foundation, Boys and
                                                Girls Clubs of Oklahoma, Oklahoma
                                                City Public Schools Foundation and
                                                Oklahoma Foundation for Excellence
                                                in Education. Formerly, Director,
                                                Kimberly-Clark Corporation
                                                (consumer products) and BOK
                                                Financial (bank holding company).
                                                From 1990 until 1994, Director,
                                                the Federal Reserve System's
                                                Kansas City Reserve Bank.

   Betsy S. Michel (.)          2005-2008;      Attorney; Director or Trustee of         58
         Director              1985 to Date     each of the investment companies
                                                of the Seligman Group of Funds+;
                                                and Trustee, The Geraldine R.
                                                Dodge Foundation (charitable
                                                foundation). Formerly, Chairman of
                                                the Board of Trustees of St.
                                                George's School (Newport, RI) and
                                                Trustee, World Learning, Inc.
                                                (international educational
                                                training).

   Leroy C. Richie (.)          2004-2007;      Chairman and Chief Executive             57
         Director              2000 to Date     Officer, Q Standards Worldwide,
                                                Inc. (library of technical
                                                standards); Counsel, Lewis &
                                                Munday, P.C. (law firm); Director
                                                or Trustee of each of the
                                                investment companies of the
                                                Seligman Group of Funds+ (with the
                                                exception of Seligman Cash
                                                Management Fund, Inc.); Director,
                                                Kerr-McGee Corporation
                                                (diversified energy and chemical
                                                company) and Infinity, Inc. (oil
                                                and gas services and exploration);
                                                Lead Outside Director, Digital
                                                Ally Inc. (digital imaging);
                                                Director and Chairman, Highland
                                                Park Michigan Economic Development
                                                Corp. Formerly, Trustee, New York
                                                University Law Center Foundation;
                                                Vice Chairman, Detroit Medical
                                                Center; and Chairman and Chief
                                                Executive Officer, Capital Coating
                                                Technologies, Inc. (applied
                                                coating technologies). From 1990
                                                until 1997, Vice President and
                                                General Counsel, Automotive Legal
                                                Affairs, Chrysler Corporation.

   James N. Whitson (.)         2005-2008;      Retired Executive Vice President         58
         Director              1993 to Date     and Chief Operating Officer,
                                                Sammons Enterprises, Inc. (a
                                                diversified holding company);
                                                Director or Trustee of each of the
                                                investment companies of the
                                                Seligman Group of Funds+; and
                                                Director, CommScope, Inc.
                                                (manufacturer of coaxial cable).
                                                Formerly, Director and Consultant,
                                                Sammons Enterprises, Inc. and a
                                                Director of C-SPAN (cable
                                                television networks).

                                                                                      Number of
                                                                                    Portfolios in
                                                                                        Fund
                                 Term of             Principal Occupation(s)        Complex to be
      Name (Age) and       Office and Length of        During Past 5 Years,          Overseen by
Position With Corporation*     Time Served      Directorships and Other Information   Director
-------------------------- -------------------- ----------------------------------- -------------

Interested Director

   Brian T. Zino** (.)         2005-2008;       Director and President, J. & W.          57
 Director, President and       Dir.: 1993       Seligman & Co. Incorporated;
 Chief Executive Officer         to Date        President, Chief Executive Officer
                               Pres.: 1995      and, with the exception of
                                 to Date        Seligman Cash Management Fund,
                                CEO: 2002       Inc., Director or Trustee of each
                                 to Date        of the investment companies of the
                                                Seligman Group of Funds+;
                                                Director, Seligman Advisors, Inc.
                                                and Seligman Services, Inc.;
                                                Chairman, Seligman Data Corp.;
                                                Member of the Board of Governors
                                                of the Investment Company
                                                Institute; and Director (formerly
                                                Vice Chairman), ICI Mutual
                                                Insurance Company.

-----------------
+ The Seligman Group of Funds currently consists of twenty-four registered investment companies (comprising 58 separate portfolios), including the Corporation.
* The address for each Director or Nominee is 100 Park Avenue, New York, New York 10017.
** Messrs. Morris and Zino are considered "interested persons" of the Corporation, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their positions with the Manager and its affiliates.

Beneficial Ownership of Shares of the Corporation and Funds of Complex

   As of [.], 2006, each Director (and Nominee) beneficially owned shares of the Corporation and the investment companies of the Seligman Group of Funds as follows:

                                                           Aggregate Dollar Range of
                           Dollar Range of Common   Shares Owned by Director or Nominee of
                          Shares Owned by Director  All Funds Overseen or to be Overseen by
                             or Nominee of the       Director or Nominee of Seligman Group
Name of Director/Nominee        Corporation                        of Funds
------------------------  ------------------------  ---------------------------------------

Independent Directors/Nominees

John R. Galvin                $10,001-$50,000       $50,001-$100,000
Alice S. Ilchman               Over $100,000         Over $100,000
Frank A. McPherson             Over $100,000         Over $100,000
Betsy S. Michel               $10,001-$50,000        Over $100,000
Leroy C. Richie               $10,001-$50,000       $10,001-$50,000
Robert L. Shafer              $50,001-$100,000       Over $100,000
James N. Whitson               Over $100,000         Over $100,000

Interested Directors/Nominee

William C. Morris              Over $100,000         Over $100,000
Brian T. Zino                  Over $100,000         Over $100,000

   As of [.], 2006, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corporation's Common Stock and less than 1% of the Corporation's Preferred Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

   During the year ended December 31, 2005, one transaction in the Corporation's Common Stock by David F. Stein (Vice Chairman of the Manager), two transactions in the Corporation's Common Stock by Frank J. Nasta (the Secretary of the Corporation) and four transactions in the Corporation's Common Stock by Michael F. McGarry (a Vice President and Co-Portfolio Manager of the Corporation) were not reported within two business days as required. The necessary filings for each Stockholder were subsequently made.

Board Committees

   The Board of Directors met nine times during the year ended December 31, 2005. The standing committees of the Board include the Board Operations Committee, Audit Committee, and Director Nominating Committee (the "Nominating Committee"). These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

   Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met seven times during the year ended December 31, 2005. Members of the Committee, Messrs. McPherson (Chairman), Richie, Shafer and Whitson, General Galvin, Dr. Ilchman, and Ms. Michel, are the independent Directors of the Corporation. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a "lead independent director," as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and the Manager between board meetings in respect of general matters.

   Audit Committee. This Committee assists the Board in its oversight of the Corporation's financial reporting process and operates pursuant to a written charter most recently amended on March 17, 2005. The Committee met three times during the year ended December 31, 2005. Members of this Committee are Messrs. Whitson (Chairman) and Richie, General Galvin, and Ms. Michel. The members of this Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved on February 1, 2006, is attached to this Proxy Statement as Appendix 1.

   Director Nominating Committee. Members of the Nominating Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman. The Nominating Committee met [.] times during the year ended December 31, 2005. Pursuant to its written charter adopted by the Board of Directors on March 18, 2004, the Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee may consider candidates for the Board submitted by current Directors, the Manager, the Stockholders and other appropriate sources.

   The Nominating Committee will consider candidates submitted by a Stockholder or group of Stockholders who have owned at least $10,000 of the Corporation's outstanding Common Stock for at least one year at the time of submission and who timely provide specified information about the candidates and the nominating Stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at 100 Park Avenue, New York, NY 10017 not less than 120 days before the date of the proxy statement for the previous year's annual meeting of Stockholders. The Nominating Committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at an annual meeting of Stockholders. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

   The Nominating Committee will consider and evaluate candidates submitted by the nominating Stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Corporation and the candidate's ability to qualify as a disinterested Director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by Stockholders submitting candidates for consideration by the Nominating Committee, was included in the proxy statement for the 2004 Annual Meeting of Stockholders.

Procedures for Communications to the Board of Directors

   The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to 100 Park Avenue, New York, NY 10017, addressed to the Board of Directors of Tri-Continental Corporation or the individual Director. All Stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. Each member of the Board of Directors is encouraged to attend the Corporation's annual meeting of Stockholders. There were nine members of the Board of Directors in attendance at the Corporation's 2005 Annual Meeting of Stockholders.

Executive Officers of the Corporation

   Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                          Term of Office
Name (Age) and Position and Length of Time                 Principal Occupation
With the Corporation         Served*                      During Past Five Years
----------------------- ------------------ ----------------------------------------------------

John B. Cunningham (40)    2004 to Date    Mr. Cunningham is a Managing Director and Chief
Vice President and                         Investment Officer of the Manager, a Vice President
Portfolio Manager                          and Portfolio Manager of the Corporation and
                                           Seligman Common Stock Fund, Inc., and a Vice
                                           President and Co-Portfolio Manager of Seligman
                                           Income and Growth Fund, Inc. and Seligman
                                           TargetHorizon ETF Portfolios, Inc. He is also a Vice
                                           President of Seligman Portfolios, Inc., as well as
                                           Portfolio Manager of its Common Stock Portfolio.
                                           Prior to joining the Manager, beginning in 2001, he
                                           was a Managing Director and Senior Portfolio
                                           Manager of Salomon Brothers Asset Management
                                           ("SBAM") and Group Head, SBAM's Equity Team.
                                           Prior to 2001, he was a Director and Portfolio
                                           Manager of SBAM.

Michael F. McGarry (41)    January 2005    Mr. McGarry is a Managing Director of the Manager,
Vice President and           to Date       and a Vice President and Co-Portfolio Manager of
Co-Portfolio Manager                       the Corporation and Seligman Common Stock Fund,
                                           Inc. He is also a Vice President of Seligman
                                           Portfolios, Inc. and Co-Portfolio Manager of its
                                           Common Stock Portfolio.

Charles W. Kadlec (59)     1996 to Date    Mr. Kadlec is a Director and Managing Director of
Vice President                             the Manager and President of Seligman Advisors,
                                           Inc. and Seligman Services, Inc. He is also Vice
                                           President and Portfolio Manager of Seligman Time
                                           Horizon/Harvester Series, Inc. and a Vice President
                                           and Co-Portfolio Manager of Seligman
                                           TargetHorizon ETF Portfolios, Inc.

                             Term of Office
Name (Age) and Position    and Length of Time                  Principal Occupation
With the Corporation            Served*                       During Past Five Years
-----------------------    ------------------- -----------------------------------------------------

Eleanor T.M. Hoagland (53)    2004 to Date     Ms. Hoagland is a Managing Director of the Manager
Vice President and Chief                       and Vice President and Chief Compliance Officer for
Compliance Officer                             each of the investment companies of the Seligman
                                               Group of Funds. She was formerly a Managing
                                               Director, Partner and Chief Portfolio Strategist at
                                               AMT Capital Management from 1994 to 2000.

Lawrence P. Vogel (49)      VP: 1992 to Date;  Mr. Vogel is Senior Vice President and Treasurer,
Vice President and         Treas: 2000 to Date Investment Companies, of the Manager, Vice
Treasurer                                      President and Treasurer of each of the investment
                                               companies of the Seligman Group of Funds and
                                               Treasurer of SDC.

Thomas G. Rose (48)           2000 to Date     Mr. Rose is Managing Director, Chief Financial
Vice President                                 Officer, Senior Vice President, Finance, and
                                               Treasurer of the Manager, and Senior Vice President,
                                               Finance, of Seligman Advisors, Inc. and SDC. He is a
                                               Vice President of each of the investment companies
                                               of the Seligman Group of Funds, Seligman
                                               International, Inc. and Seligman Services, Inc.

Frank J. Nasta (41)           1994 to Date     Mr. Nasta is a Director, Managing Director, General
Secretary                                      Counsel and Corporate Secretary of the Manager. He
                                               is Secretary of each of the investment companies of
                                               the Seligman Group of Funds. He is also Corporate
                                               Secretary of Seligman Advisors, Inc., Seligman
                                               Services, Inc., Seligman International, Inc. and SDC.

-----------------
* All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

   Directors of the Corporation who are not employees of the Manager or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Corporation and the other investment companies in the Seligman Group of Funds. For the year ended December 31, 2005, the Corporation paid each Director a portion of an aggregate retainer fee in the amount (for each Director that served for a full year) of $16,870. In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the

Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. There were nine Directors who were not employees of the Manager or its affiliates at the beginning of 2005. Mr. John E. Merow retired pursuant to Board policy at the 2005 Annual Meeting and Mr. Robert B. Catell resigned as a Director on November 28, 2005. The size of the Board was reduced by one following each of the retirement of Mr. Merow and the resignation of Mr. Catell. Total Directors' fees paid by the Corporation to the Directors listed below for the year ended December 31, 2005 were as follows:

Number of
Directors                                                    Aggregate Direct
in Group     Capacity in which Remuneration was Received       Remuneration
--------- -------------------------------------------------  ----------------
    9            Directors and Members of Committees             $830,698

   Director's attendance, retainer and/or committee fees paid to each Director during 2005 were as follows:

                      Aggregate      Pension or Retirement   Total Compensation
                     Compensation   Benefits Accrued as Part  From Corporation
Name               From Corporation of Corporation Expenses  and Fund Complex*
----               ---------------- ------------------------ ------------------
Robert B. Catell**     $27,969                -0-                 $ 83,120
John R. Galvin          34,233                -0-                  100,500
Alice S. Ilchman        32,651                -0-                   97,500
Frank A. McPherson      32,651                -0-                   97,500
John E. Merow***        14,040                -0-                   39,578
Betsy S. Michel         36,770                -0-                  105,000
Leroy C. Richie         36,770                -0-                  106,500
Robert L. Shafer        33,926                -0-                  100,500
James N. Whitson+       34,233                -0-                  100,500
-----------------
* For the year ended December 31, 2005, there were twenty-four registered investment companies in the Seligman Group of Funds, including the Corporation.
**   Mr. Catell resigned as Director on November 28, 2005.
***  Mr. Merow retired pursuant to Board policy at the 2005 Annual Meeting.
     Mr. Merow had previously deferred compensation pursuant to the deferred compensation plan; however, he had stopped deferring his current compensation prior to his retirement. The accrued balance of Mr. Merow's deferred compensation (including earnings/losses) in respect of the Corporation as of December 31, 2004 was $22,873, all of which was paid to him in January 2005.
+ Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson, who deferred receiving his fees from the Corporation and other investment companies of the Seligman Group of Funds from 1993 to 2002, had a balance as of December 31, 2005 of $247,499 in respect of the Corporation in his deferred plan account, net of earnings/losses. This amount was paid to Mr. Whitson in January 2006.

   No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees or officers of the Manager.

   The Corporation's Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.

   Each individual who has been nominated by the Board of Directors of the Corporation for election at this Meeting was previously elected by the Stockholders of the Corporation and is currently serving as a Director. Generally, under Maryland law, an incumbent director who does not receive sufficient votes to be elected at a meeting of Stockholders, shall nevertheless continue to serve as a director until his successor is elected and qualifies, or until his death, resignation or removal, unless a competing nominee for the directorship, if any, receives a sufficient number of votes to elected. If no nominee receives the required vote at the Corporation's annual meeting, the incumbent Director nominees (or other individuals) will be nominated for election at the Corporation's next meeting of Stockholders at which Directors are elected. Maryland law provides that any Stockholder entitled to vote in the election of directors of a corporation may petition a court of equity to dissolve the corporation on grounds that the Stockholders are so divided that they have failed, for a period which includes at least two consecutive annual meeting dates, to elect successors to directors whose terms would have expired on the election and qualification of their successors. The court may or may not grant such a petition and the Corporation is not aware of this provision being invoked in the case of a public company.

 Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

                   B. Ratification of Selection of Auditors
                                 (Proposal 2)

   The Audit Committee of the Board of Directors has appointed, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Corporation for 2006. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing.

   Neither the Corporation's Charter nor the Corporation's Bylaws require that the Stockholders ratify the selection of Deloitte & Touche LLP as the Corporation's independent auditors. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Deloitte & Touche LLP, but may retain such independent auditors. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Corporation and its Stockholders. It is intended that the persons named in the accompanying form of proxy will vote for Deloitte & Touche LLP. A representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions.

   Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Audit Committee that they are independent auditors with respect to the Corporation. Deloitte & Touche LLP has audited the annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. Deloitte & Touche LLP has also rendered non-audit services to the Manager, Seligman Advisors, Inc., an affiliate of the Manager, and SDC, which is partially owned by the Corporation (together, the "Affiliated Service Providers").

   In making its recommendation, the Audit Committee considered whether the provision by the independent auditors to the Corporation of non-audit services to the Corporation or of professional services to the Affiliated Service Providers is compatible with maintaining the auditors' independence and has discussed the auditors' independence with them.

                    Principal Accountant Fees and Services

   Aggregate fees billed to the Corporation for the last two fiscal years for professional services rendered by Deloitte & Touche LLP were as follows:

                                                           2005    2004
                                                          ------- -------
       AUDIT FEES........................................ $61,980 $59,097
       AUDIT-RELATED FEES................................      --      --
       TAX FEES..........................................   2,350   2,200
       ALL OTHER FEES....................................      --   1,931

   Audit fees include amounts related to the audit of the Corporation's annual financial statements and services normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the Corporation's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the Corporation and certain other investment companies advised by the Manager.

   Aggregate fees billed by Deloitte & Touche LLP for the last two fiscal years for non-audit services provided to the Affiliated Service Providers that provide ongoing services to the Corporation, where the engagement related directly to the operations and financial reporting of the Corporation, were as follows:

                                                            2005    2004
                                                           ------- -------
      AUDIT-RELATED FEES.................................. $80,560 $76,630
      TAX FEES............................................   8,000  13,703
      ALL OTHER FEES......................................      --  43,000

   Audit-related fees include amounts for attestation services for SDC. Tax fees include amounts related to tax compliance, tax planning, and tax advice for, and an evaluation of, certain tax reporting procedures of SDC. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the Manager.

   The Audit Committee is required to preapprove audit and non-audit services performed for the Corporation by Deloitte & Touche LLP. The Audit Committee also is required to preapprove certain non-audit services performed for the Affiliated Service Providers that provide services directly related to the operations and financial reporting of the Corporation. The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee's Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

   The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by Deloitte & Touche LLP for non-audit services rendered to the Corporation and the Affiliated Service Providers that provided ongoing services to the Corporation were $90,910 and $137,464, respectively. All non-audit services discussed above were preapproved by the Audit Committee, who considered whether these services were compatible with maintaining Deloitte & Touche LLP's independence.

   The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of auditors.

 Your Board of Directors Unanimously Recommends that the Stockholders Vote FOR the Ratification of the Selection of Deloitte & Touche LLP as Auditors of the
                                 Corporation.

                            C. Stockholder Proposal

   The Corporation has received one proposal from a Stockholder for inclusion in this year's proxy materials, which is set forth below. The Corporation will provide the name and address of such Stockholder and the number of shares of the Corporation's Common Stock owned by such Stockholder upon oral or written request.

   YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE AGAINST THE STOCKHOLDER PROPOSAL. THE BOARD'S REASONING IS SET FORTH FOLLOWING
   THE PROPOSAL IN A STATEMENT OF OPPOSITION. STOCKHOLDERS ARE URGED TO READ
             CAREFULLY THE PROPOSAL, THE SUPPORTING STATEMENT AND
                          THE STATEMENT OF OPPOSITION.

                             Stockholder Proposal

   RESOLVED: That the shareholders of Tri-Continental Corporation, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each shareholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate or any two or more candidates as he or she may see fit.

   The Stockholder has submitted the following statement in support of his proposal:

SUPPORTING STATEMENT: This proposal was submitted at the 2004 Annual meeting. It received a 27% "yes" vote. Considering the passive shareholders, this should have been a clarion call for the Director's to take some kind of action, in my opinion.

Dividends paid for the last three years were:

                                $.23    -   2004
                                $.17    -   2003
                                $.26    -   2002

A shareholder at the 2004 Shareholder meeting, in Philadelphia, was disappointed with the dividends and capital gains that had been paid in the past few years and asked what the future outlook was for capital gain distributions. Mr. Brian Zino responded that capital gain distributions would not be paid until Tri-Continental's capital loss carryforwards were used up or expired; an accurate prediction as time has confirmed.

We, the Shareholders paid J. & W. Seligman & Company total expenses of $15,384,216 in 2004; $14,319,200 in 2003; $16,295,925 in 2002. In 2004 Seligman
received approximately 1/3 of the income of the fund.

The return management has provided to shareholders during the past 5 years on the market price of the stock, was a negative 3.17% annualized. Lipper Closed-End Growth & Income Funds Average was a plus 3.13%. This information was in the 2004 annual report. How many of us would have invested in Tri-Continental during this 5-year period if we were told, "Hey, if you invest in Tri-Continental you would only lose 3.17% a year for the next 5 years."

As pointed out in my previous supporting statement in 2004, it is extremely difficult for a truly independent Director to be elected to the Board of Directors. This proposal would possibly change this situation.

Again, in my opinion, we need a Director, or Directors, whose primary concern is the interest of the shareholder. In the meeting in Baltimore, Maryland about 4 or 5 years ago in my verbal presentation to the Directors, I suggested that if management did not perform up to reasonable standards, they should be fired. Mr. William Morris followed my comments by saying he hoped not to see me at any future meetings. Frankly, I hoped so too.

Had Tri-Continental at least matched the Lipper performance I would not be making this proposal. When we invested in Tri-Continental, it was our intention to make money on the investment. Not that management would be the only entity to prosper during this period.

This proposal, once again, can put the Directors on notice that they should put Seligman's feet to the fire if they do not perform. It might also allow independent Directors to be elected.

Please vote yes on this proposal.

                YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                THAT YOU VOTE AGAINST THIS STOCKHOLDER PROPOSAL
                       FOR THE REASONS SET FORTH BELOW.

   For the reasons set forth below, your Board of Directors believes that the adoption of this proposal would not be in the best interests of the Corporation or its Stockholders.

   The Stockholders considered and rejected a similar proposal regarding adoption of cumulative voting at the 1996 and 2004 annual meetings. Approximately 87% and 73% of the votes cast were cast against the proposal at the 1996 and 2004 meetings, respectively. Your Board of Directors believes that the reasons for rejecting the proposal in 1996 and 2004 remain valid today.

   The present system of voting for directors provides the best assurance that the decisions of the directors will be in the interests of all Stockholders, and that each director will be elected by a majority of the Stockholders and will not owe any allegiance toward a particular group of minority Stockholders.

   Cumulative voting might make it possible for a special interest group to elect one or more directors whose loyalty might be directed more to the narrow interests of that particular group of Stockholders rather than to the interests of all Stockholders. It introduces the possibility of partisanship among your Corporation's Board of Directors and could impair the Board's ability to work effectively as a cohesive unit. The present voting system, long utilized by the Corporation and by most leading corporations, prevents the "stacking" of votes behind a single nominee for director and thereby promotes the election of each director on the basis of representing the interests of the Corporation and the Stockholders as a whole.

   The Proponent is disappointed that your Corporation has not made capital gain distributions for the last several years. As noted by Mr. Zino at last year's Annual Meeting, and in a letter to Stockholders dated November 21, 2005, Tri-Continental must use up capital losses sustained during the 2000-2002 market downturn before it resumes making capital gain distributions. For Stockholders who hold their shares in taxable accounts, the capital loss carryforwards offer a significant benefit because they shelter capital gains that are being realized currently from becoming taxable distributions.

   The Proponent asserts that it is "extremely difficult for a truly independent" director to be elected to the Corporation's Board of Directors. However, for many years your Corporation's Board of Directors has been comprised of at least 75% of Directors who are both independent of the Manager and not "interested persons", as defined in the Investment Company Act of 1940, of the Corporation. This generally means that those Directors do not have certain restricted relationships with the Corporation or the Manager. None of the non-interested Directors is employed by, or has ever been employed by, the Manager or owned shares of, or provided any services to, or had any other interest in, the Manager. Each of the Corporation's Directors takes his or her fiduciary and other duties very seriously and devotes considerable time and attention to those duties.

   The Proponent cites certain performance and expense information in his supporting statement. In September 2004 the team of investment professionals that manage your Corporation's investment portfolio received new leadership, and the Manager has great confidence in the ability of the reconstituted team to provide good investment results over time. Factors affecting the performance of your Corporation in the most recent annual period are discussed in detail in the Corporation's 2005 annual report to Stockholders, a copy of which was mailed to Stockholders earlier this year. With respect to expenses, your Corporation's expense ratio, including the management fee that it pays to the Manager, is lower than the average of its competitors.

   This proposal will not be adopted unless the votes cast in its favor exceed the votes cast against it. Abstentions and broker non-votes will not be counted as either for or against the proposal. If not otherwise specified, Proxies will be voted AGAINST approval of the proposal. The adoption of the proposal would not in itself result in any action, but would simply amount to a request for action by the Board. In order to implement the proposal, the Board would need to approve an amendment to the Corporation's charter providing for cumulative voting, and the amendment would then have to be submitted to Stockholders for approval. Approval of a charter amendment to permit cumulative voting would require the affirmative vote of a majority of all outstanding shares of stock of the Corporation.

   Your Directors believe that your vote AGAINST this proposal will be in the best interests of the Corporation and all its Stockholders.

                               -----------------

   The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any Stockholder proposal of which the Corporation first received notice after February 28, 2006.

   Notice is hereby given that, under the Securities Exchange Act's stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the Proxy solicitation material for the next Annual Meeting, now scheduled for May 2007, must be received by the Corporation no later than October 17, 2006. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than September 16, 2006 and no later than 5:00 P.M., Eastern time, October 16, 2006, to be eligible for presentation at the May 2007 Annual Meeting. The Corporation's Bylaws require that certain information must be provided by the Stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation.

                                  D. Expenses

   The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or via facsimile, telephone or the Internet by Directors, officers and employees of the Corporation, the Manager, Seligman Advisors, Inc., Seligman Services, Inc. and SDC, and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson Shareholder Communications, Inc., 17 State St., New York, NY 10004 to assist in soliciting for a fee of [.] plus expenses. Georgeson will employ up to approximately [.] people to solicit Stockholders. The Corporation estimates that, in light of the expected dissident solicitation, the Corporation's expenses related to the solicitation of Stockholders, including fees for attorneys, proxy solicitors, advertising, printing, transportation and other related expenses, are expected to aggregate approximately $[.], approximately $[.] of which has been spent to date. These amounts do not include costs that are normally expended for a solicitation for an election of Directors in the absence of a contest.

   Appendix 2 sets forth certain information relating to the Directors and certain officers of the Corporation who will be soliciting proxies on the Corporation's behalf.

                                             By order of the Board of Directors,

                                                     /s/ Frank J. Nasta

                                                         Secretary

                               -----------------

   It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to vote as soon as possible by accessing the Internet site listed on the enclosed White Proxy Card, by calling the toll-free number listed on the enclosed White Proxy Card, or by mailing the enclosed White Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the meeting you will need to present proof of ownership of Tri-Continental Corporation stock.

                                  APPENDIX 1

                          TRI-CONTINENTAL CORPORATION
                                 (the "Fund")

                            AUDIT COMMITTEE REPORT

   The Audit Committee operates pursuant to a written charter that was last amended by the Fund's Board of Directors on March 17, 2005. The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of
(i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; and (iii) the independent auditors' independence, qualifications and performance; and 2) to prepare this report. Management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Fund. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditors to the Adviser or Manager and to any entity controlling, controlled by or under common control with the Adviser or Manager that provides ongoing services to the Fund is compatible with maintaining the auditors' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

   The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial

                                      1-i
statements of the Fund be included in the Fund's annual report to Stockholders for the most recent fiscal period.

                       SUBMITTED BY THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

John R. Galvin
Betsy S. Michel
Leroy C. Richie
James N. Whitson

   As approved on February 1, 2006.

                                     1-ii

                                  APPENDIX 2

   The following table sets forth the ownership as of [February 1, 2006], and purchases and sales of the Corporation's shares made by the Directors and Executive Officers during 2004, 2005 and through [February 1, 2006].

Directors of the Corporation

                                                      Date of Purchase (P) or
                                                        Sale (S) of Shares/
Name of Director               Number of Shares Owned    Number of Shares
----------------               ---------------------- -----------------------

John R. Galvin
Alice S. Ilchman
Betsy S. Michel
Frank A. McPherson
William C. Morris
Leroy C. Richie
Robert L. Shafer
James. N. Whitson
Brian T. Zino

Executive Officers of the Corporation

                                                      Date of Purchase (P) or
Name and Office of                                      Sale (S) of Shares/
Executive Officer              Number of Shares Owned    Number of Shares
------------------             ---------------------- -----------------------
John B. Cunningham
Vice President and Portfolio
Manager

Michael F. McGarry
Vice President and
Co-Portfolio Manager

Charles W. Kadlec
Vice President

Eleanor T.M. Hoagland
Vice President and Chief
Compliance Officer

Lawrence P. Vogel
Vice President and Treasurer

Thomas G. Rose
Vice President

Frank J. Nasta
Secretary

                                      2-i

[LOGO] Tri-Continental Corporation
                                  Managed by
                                    [LOGO]
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                       INVESTMENT MANAGERS AND ADVISORS
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

[LOGO] Tri-Continental
         Corporation

         Notice of Annual Meeting of Stockholders and Proxy Statement

Time: May 4, 2006 9:30 A.M.

Place: Offices of Venable LLP
       2 Hopkins Plaza, 18/th/ Floor
       Baltimore, Maryland 21201

Please submit your proxy by telephone, by the Internet, or by mailing the enclosed White Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

                                    [LOGO]

                            YOUR VOTE IS IMPORTANT

            Please mark, date, sign and mail your proxy card in the
                    envelope provided as soon as possible.

                TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

                               -----------------

PROXY                     TRI-CONTINENTAL CORPORATION          PREFERRED STOCK
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION, a Maryland corporation, to be held at 9:30 a.m. on May 4, 2006, at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor, Baltimore, Maryland, 21201, and appoints WILLIAM C. MORRIS, FRANK J. NASTA and PAUL B. GOUCHER (or any of them) proxy holders, with full power of substitution in each of them, to attend the Annual Meeting (and adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors, FOR Proposal 2 and AGAINST Proposal 3. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof, including, but not limited to, proposing and/or voting on adjournment of the Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

                               (Continued and to be signed on the reverse side)

                 THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
                              TO CAST YOUR VOTES

TELEPHONE                          INTERNET                     MAIL
---------                  -------------------------  ------------------------
This method is available   Visit the Internet         Simply mark, sign and
for residents of the U.S.  website at [.]. Enter the  date your proxy card and
and Canada. On a touch     COMPANY NUMBER and         return it in the
tone telephone, call TOLL  CONTROL NUMBER shown       postage-paid envelope.
FREE [.], 24 hours a day,  below and follow the       If you are using
7 days a week. You will    instructions on your       telephone or the
be asked to enter ONLY     screen. You will incur     Internet, please do not
the CONTROL NUMBER shown   only your usual Internet   mail your proxy card.
below. Have your           charges. Available until
instruction card ready,    12:00 midnight New York
then follow the            City time on May 3, 2006.
prerecorded instructions.
Your instructions will be
confirmed and votes cast
as you direct. Available
until 12:00 midnight New
York City time on May 3,
2006.

This method may also be
available by telephone
through the Corporation's
proxy solicitor.

              COMPANY NUMBER                      CONTROL NUMBER
              --------------                      --------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees and FOR Proposal 2, as more fully described in the accompanying Proxy Statement.

1. ELECTION OF DIRECTORS                              FOR          WITHHOLD
                                                      all nominees all nominees
   NOMINEES: John R. Galvin, William C. Morris, and   [_]          [_]
             Robert L. Shafer

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

------------------------------------------------------------------

2. Ratification of the selection of                         FOR AGAINST ABSTAIN
   Deloitte & Touche LLP as Auditors.                       [_]   [_]     [_]

The Board of Directors recommends that you vote AGAINST Proposal 3.

3. Shareholder proposal requesting                          FOR AGAINST ABSTAIN
   adoption of cumulative voting for directors.             [_]   [_]     [_]

4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including proposing and/or voting on adjournment of the Meeting with respect to one or more matters (including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received) in the discretion of the Proxy holder.

DATED:                      , 2006
      ----------------------


----------------------------------------
Signature

----------------------------------------
Additional Signature (if held jointly)

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

                            YOUR VOTE IS IMPORTANT

            Please mark, date, sign and mail your proxy card in the
                    envelope provided as soon as possible.

                TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

                               -----------------

PROXY                     TRI-CONTINENTAL CORPORATION             COMMON STOCK
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of TRI-CONTINENTAL CORPORATION, a Maryland corporation, to be held at 9:30 a.m. on May 4, 2006, at the offices of Venable LLP, 2 Hopkins Plaza, 18th Floor, Baltimore, Maryland, 21201, and appoints WILLIAM C. MORRIS, FRANK J. NASTA and PAUL B. GOUCHER (or any of them) proxy holders, with full power of substitution in each of them, to attend the Annual Meeting (and adjournments or postponements thereof) and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors, FOR Proposal 2 and AGAINST Proposal 3. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof, including, but not limited to, proposing and/or voting on adjournment of the Meeting with respect to one or more matters, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

               (Continued and to be signed on the reverse side)

                 THERE ARE THREE WAYS TO AUTHORIZE THE PROXIES
                              TO CAST YOUR VOTES

TELEPHONE                          INTERNET                     MAIL
---------                  -------------------------  ------------------------
This method is available   Visit the Internet         Simply mark, sign and
for residents of the U.S.  website at [.]. Enter the  date your proxy card and
and Canada. On a touch     COMPANY NUMBER and         return it in the
tone telephone, call TOLL  CONTROL NUMBER shown       postage-paid envelope.
FREE [.], 24 hours a day,  below and follow the       If you are using
7 days a week. You will    instructions on your       telephone or the
be asked to enter ONLY     screen. You will incur     Internet, please do not
the CONTROL NUMBER shown   only your usual Internet   mail your proxy card.
below. Have your           charges. Available until
instruction card ready,    12:00 midnight New York
then follow the            City time on May 3, 2006.
prerecorded instructions.
Your instructions will be
confirmed and votes cast
as you direct. Available
until 12:00 midnight New
York City time on May 3,
2006.

This method may also be
available by telephone
through the Corporation's
proxy solicitor.

              COMPANY NUMBER                      CONTROL NUMBER
              --------------                      --------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR all nominees and FOR Proposal 2, as more fully described in the accompanying Proxy Statement.

1. ELECTION OF DIRECTORS                              FOR          WITHHOLD
                                                      all nominees all nominees
   NOMINEES: John R. Galvin, William C. Morris,       [_]          [_]
             and Robert L. Shafer

Instruction: To withhold authority to vote for one or more individual nominees, write the name(s) of such person(s) below:

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2. Ratification of the selection of                         FOR AGAINST ABSTAIN
   Deloitte & Touche LLP as Auditors.                       [_]   [_]     [_]

The Board of Directors recommends that you vote AGAINST Proposal 3.

3. Shareholder proposal requesting adoption of              FOR AGAINST ABSTAIN
   cumulative voting for directors.                         [_]   [_]     [_]

4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including proposing and/or voting on adjournment of the Meeting with respect to one or more matters (including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

DATED:                      , 2006
      ----------------------


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Signature

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Additional Signature (if held jointly)

Please sign exactly as your name(s) appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.